                               Managed Municipals
                                 Portfolio Inc.


                                Quarterly Report

                                 August 31, 2000


                                   [GRAPHIC]

                                   [GRAPHIC]
                               Managed Municipals
                                 Portfolio Inc.

Dear Shareholder:

We are pleased to provide the first quarter report for the Managed Municipals Portfolio Inc. ("Fund") for the three months ended August 31, 2000. During the period covered by this report, the Fund distributed income dividends totaling $0.15 per share. The table below shows the annualized distribution rate and three-month total return based on the Fund's August 31, 2000 net asset value ("NAV") per share and its New York Stock Exchange ("NYSE") closing price./1/

      Price                        Annualized                     Three-Month
    Per Share                  Distribution Rate/2/             Total Return/2/
  -------------                --------------------             ---------------
  $11.59 (NAV)                         5.18%                          7.65%
  $10.063 (NYSE)                       5.96%                          8.97%

In comparison, the Lipper Inc. ("Lipper")/3/ peer group of general closed-end municipal bond funds returned 4.89% based on NAV for the same period.

---------
1 The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with the changes in the value of the securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at their market (NYSE) price as determined by supply and demand.

2 Total returns are based on changes in NAV or the market value, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.05 for 12 months. This rate is as of September 30, 2000 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund investment. Past performance is not indicative of future results.

3    Lipper is an independent mutual fund-tracking organization.

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                                       1

Special Shareholder Notice

The Fund continued to repurchase and retire shares during the period. We believe that the share repurchase program that started on June 21, 1999 is an opportunity to take advantage of market price fluctuations with the objective of offering increased value to the Fund's shareholders. The Fund intends to continue to purchase and then retire shares of its stock in the open market at such times, prices and amounts deemed advisable.

The Fund's share repurchase program has also added liquidity to the market for the benefit of investors who wish to sell their shares, while also seeking to benefit current shareholders by increasing the Fund's shares' NAV. Since the inception of the program, the Fund has repurchased and retired 2,599,500 shares with an average buyback price of $9.428. As of August 31, 2000, this repurchase program has increased the Fund's shares' NAV by $0.13 and increased the Fund's shares' total return by approximately 1.20% when measured by NAV.

Municipal Bond Market Update

The municipal bond market had little reaction to the Federal Reserve Board's ("Fed's") decision to keep interest rates steady or to the Fed's view that risk in the economy is weighted toward inflation. In our opinion, the bond market is still pricing in another possible Fed tightening by the end of the year. However, we expect monetary policy to remain steady throughout 2000 and we would not be surprised if the Fed were to shift to a more neutral stance before the end of the year.

We also believe the Fed is likely to remain apolitical as the 2000
Presidential election nears, especially since this election involves a change in administration. A critical point, which is often overlooked by many investors, is that Fed monetary policy adjustments often take time to be absorbed into the general economy. The Fed has tightened 175 basis points/4/ since June 1999 and the recent rallies we have seen in the bond market are a result of changes enacted since the Fed began raising interest rates.

Since the last Fed tightening on May 16, 2000, most sectors of the bond market have begun to improve relative to U.S. Treasuries, following the recent ascent of their yields to high relative levels. While the decline in yields may mean that bargains in the market may be more difficult to find, the good news is that bond performance for the most part has

---------
4  A basis point is 0.01% or one one-hundredth of a percent.

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                                       2
improved - and with improved performance, we have seen better market psychology, which in turn may reduce risks going forward. (Of course, no guarantees can be given that our expectations will be met.)

After accelerating sharply through the early months of 2000, global economic growth appears to be peaking. Interest rate increases by the Fed have moderated the U.S. expansion, but the tightening cycle may not be complete. Fed Chairman Alan Greenspan has stated openly that he doubts whether economic growth needs to slow markedly below potential in order to keep inflation low, but the matter remains a key subject of debate at the Fed. In any case, among bond market pundits, news of an economic slowdown typically calms fears of rising inflation and fosters positive feelings regarding the future direction of bond prices.

In addition, a vibrant national economy has produced large cash surpluses in many states and municipalities, causing general improvement in the credit quality of municipal securities and giving some additional comfort to investors regarding the creditworthiness of the securities they own.

The issuance of new municipal bonds continues to lag 1999's pace and the effects are both negative and positive. An infusion of new bonds, when held to a reasonable amount, is generally beneficial, because it often is the catalyst for a vibrant trading atmosphere where purchases and sales can be executed with relative ease. The reverse is also true: less activity in the primary market dampens enthusiasm and diminishes trading activity, so opportune trades that might have occurred do not.

Under current market conditions, demand for bonds is fairly constant, so reduced supply provides support to market prices. As a result, during these times of rapid interest rate movements, much of the price volatility experienced in other areas of the bond market and which many investors find so unsettling, is smoothed in the municipal bond market.

Municipal bond prices in general have been very firm lately: since late May, a triple `A' ten-year municipal index has experienced price improvement (and yield decline) of 50 basis points or more. Demand in the municipal bond market has been steadily increasing as recent volatility in the stock market has undoubtedly led some investors to rethink their portfolio mix, and to establish or augment their bond positions.

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                                       3

Investment Strategy

The Fund seeks as high a level of current income exempt from Federal income tax as is consistent with preservation of principal./5/ The Fund invests primarily in long-term investment grade municipal debt securities issued by state and local governments, political subdivisions, agencies and public authorities.

During the past year, the Fund focused on transportation bonds (21%), hospital bonds (15%) and electric bonds (10%) because we believe they offered good relative values. In addition, as of August 31, 2000, 93% of the Fund's holdings were rated investment-grade,/6/ with approximately 53% of the Fund invested in AAA/Aaa-rated bonds, the highest possible rating.

In our view, the municipal bond market has provided us with excellent opportunities during the reporting period. Since interest rates have gone up to higher levels, we have added discounted high-quality bonds at the long end of the yield curve,/7/ enabling us to invest our excess cash at higher yields.

The Fund's investment strategy going forward will be three fold:

     . To lengthen maturities in the Fund to take advantage of the inexpensive valuations of municipal bonds relative to U.S. Treasuries;
     .    To focus on investing in high-grade issues; and
     . To invest in discount paper, as this is where we believe we can obtain the best values.

Another goal is to sell off some of our shorter-term maturities that were defensive and stretch out longer on the yield curve. We see the best opportunity for potential reward right now at the long end of the yield curve.

---------
5 Please note that a portion of the Fund's income may be subject to the Alternative Minimum Tax ("AMT").

6 Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization or are determined by the manager to be of equivalent quality.

7 The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

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                                       4

Municipal Bond Market Outlook

We believe that demand for municipal bonds may remain strong based on economic issues related to the political campaign. One of the main topics is how the various candidates would spend the significant federal government surplus. The Congressional Budget Office's baseline projections show surpluses rising from $232 billion in 2000 to $685 billion in 2010. The total budget surplus over ten years is projected to be about $4.6 trillion.

In our opinion, a number of factors bode well for the municipal bond market. The new issue market is expected to shrink this year, boosting demand for bonds currently outstanding and enhancing interest for the roughly $175 billion of new municipal bonds expected to be issued in 2000. Given the thinly traded market and lack of liquidity that currently exist, we believe that any positive catalyst, such as an increase in issue volume, could give the market much needed momentum.

Fiscal trends are another major plus. During past economic downturns, some municipal issuers facing declining tax receipts were hard-pressed to repay their bond obligations. Today, many state and local governments boast budget surpluses. We believe these surpluses indicate that some investors may feel more comfortable owning municipal bonds, even in a downturn. And lastly, recent narrowing of spreads in the taxable market has made other fixed income alternatives less attractive. All of these trends help to explain why we remain optimistic about the prospects for the municipal bond market in the months ahead.

Thank you for investing in the Managed Municipals Portfolio Inc. We look forward to continuing to help you pursue your financial goals in the future.

Sincerely,

/s/Heath B. McLendon              /s/Joseph P. Deane

Heath B. McLendon                 Joseph P. Deane
Chairman                          Vice President and
                                  Investment Officer
September 11, 2000

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                                       5

Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner.If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services (the "Plan Agent"), will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in this report beginning on page 30.

To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at (800) 331-1710.

                                   [GRAPHIC]

                                  [GRAPHIC]
                             Schedule of Investments
                           August 31, 2000 (unaudited)

      Face
      Amount    Rating(a)             Security                                      Value
===========================================================================================
MUNICIPAL BONDS AND        NOTES-- 100.0%
Alabama -- 0.6%
$      2,500,000  AAA      Jefferson County, AL Sewer Revenue, Series A,
                             FGIC-Insured, 5.375% due 2/1/36              $      2,390,625
------------------------------------------------------------------------------------------
Alaska -- 0.3%
       1,000,000  AA+      Valdez, AK Marine Term Revenue
                             Refunding, BP Pipelines Inc. Project,
                             Series A, 5.850% due 8/1/25                         1,000,000
------------------------------------------------------------------------------------------
Arizona -- 1.5%
       1,750,000  AAA      Maricopa County, AZ IDA, Multi-Family
                             Housing Revenue, Metro Gardens-Mesa
                             Ridge PJ, Series A, MBIA-Insured,
                             5.150% due 7/1/29                                   1,607,813
       4,000,000  AAA      Mesa, AZ IDA, Discovery Health Systems,
                             Series A, MBIA-Insured, 5.625% due 1/1/29           4,030,000
------------------------------------------------------------------------------------------
                                                                                 5,637,813
------------------------------------------------------------------------------------------
California -- 5.7%
       4,540,000  Ba1*     California Educational Facilities Authority
                             Revenue, (Pooled College & University
                             Projects), Series A, 5.625% due 7/1/23              4,216,525
       4,000,000  A2*      California Health Facilities Authority Revenue,
                             (Cedars-Sinai Medical Center), Series A,
                             6.250% due 12/1/34                                  4,090,000
       1,000,000  A+       California Health Facilities Financing
                             Authority Revenue, Sutter Health,
                             Series A, 6.250% due 8/15/35                        1,033,750
       1,000,000  AAA      California State Public Works Board, Lease
                             Revenue, Department of Corrections,
                             California Prison, AMBAC-Insured,
                             5.250% due 1/1/21                                     991,250
       3,300,000  A-       Los Angeles, CA Regional Airport Improvement
                             Corp., Los Angeles International Airport
                             Lease Revenue, 6.500% due 1/1/32 (b)                3,320,625
       2,000,000  AAA      Los Angeles, CA University School District,
                             Series A, FGIC-Insured, 5.000% due 7/1/21           1,920,000
       3,140,000  AAA      Rancho Mirage, CA Redevelopment Agency,
                             Tax Allocation Refunding, (1984 Project),
                             Series A, MBIA-Insured, 5.000% due 4/1/24           2,986,925


                                             See Notes to
                                             Financial Statements.

                                   [GRAPHIC]

                                   [GRAPHIC]
                            Schedule of Investments
                     August 31, 2000 (unaudited)(continued)

      Face
      Amount    Rating(a)             Security                                      Value
===========================================================================================
California -- 5.7% (continued)
$        2,750,000  AAA   Sacramento County, CA COP, (Public
                            Facilities Project), MBIA-Insured,
                            5.375% due 2/1/19                            $       2,780,937
------------------------------------------------------------------------------------------
                                                                                21,340,012
------------------------------------------------------------------------------------------
Colorado -- 13.3%
         3,000,000  AAA   Arapahoe County, CO Capital Improvement
                            Trust Fund, E-470 Public Highway Authority
                            Revenue, (Pre-Refunded -- Escrowed with
                            U.S. government securities to 8/31/05
                            Call @ 103), 7.000% due 8/31/26                      3,408,750
                          Colorado Health Facilities Authority Revenue:
         1,000,000  AA-     Catholic Health Initiatives, Series A,
                              5.000% due 12/1/28                                   866,250
         3,000,000   A      Series B, Remarketed 7/8/98,
                              5.350% due 8/1/15                                  2,831,250
         1,500,000  AAA     Sisters of Charity Leavenworth,
                              MBIA-Insured, 5.125% due 12/1/18                   1,432,500
         2,000,000  BBB+  Colorado Springs, CO Airport Revenue,
                            Series A, 7.000% due 1/1/22 (b)                      2,067,500
        60,000,000  Aaa*  Dawson Ridge, CO Metropolitan District
                            No. 1, Series B, (Escrowed to maturity with
                            REFCO Strips), zero coupon due 10/1/22              14,400,000
                          Denver, CO City & County Airport Revenue,
                            Series C:
         3,155,000   A        6.750% due 11/15/22 (b)                            3,253,594
        10,165,000   A        6.125% due 11/15/25 (b)                           10,889,256
         8,160,000   A        Escrowed to maturity with U.S. government
                                securities, 6.125% due 11/15/25 (b)(c)           8,741,400
           845,000  Aaa*      Pre-Refunded -- Escrowed with U.S.
                                government securities to 11/15/02
                                Call @ 102, 6.750% due 11/15/22 (b)                898,869
         1,000,000  AAA   Denver, CO City & County Certificate
                            Participation, Series B, AMBAC-Insured,
                            5.500% due 12/1/25                                     990,000
------------------------------------------------------------------------------------------
                                                                                49,779,369
Connecticut -- 0.3%
         1,000,000  AAA   Connecticut State Health & Education,
                            (Child Care Facilities Project), Series C,
                            AMBAC-Insured, 5.625% due 7/1/29                     1,000,000
------------------------------------------------------------------------------------------

                                             See Notes to
                                             Financial Statements.

                                   [GRAPHIC]

                                  [GRAPHIC]
                             Schedule of Investments
                     August 31, 2000 (unaudited)(continued)

      Face
      Amount    Rating(a)             Security                                      Value
===========================================================================================
Florida -- 4.4%
$      3,000,000  AA+    Florida State Board of Education, GO,
                           Series A, 5.125% due 6/1/21                   $       2,876,250
       5,000,000  BBB-   Martin County, FL IDA, (Indiantown
                           Cogeneration Project), Series A,
                           7.875% due 12/15/25 (b)                               5,100,000
       2,000,000  Aaa*   Orange County, FL School Board, Certificate
                           Participation, Series A, MBIA-Insured,
                           5.250% due 8/1/23                                     1,937,500
       2,000,000  AAA    Orange County, FL Tourist Development
                           Tax Revenue, Series A, AMBAC-Insured,
                           4.750% due 10/1/24                                    1,762,500
                         Tampa, FL Revenue,
                           (Florida Aquarium Inc. Project):
       2,495,000  NR         7.550% due 5/1/12 (c)                               2,663,413
       2,000,000  NR         Pre-Refunded -- Escrowed with U.S.
                               government securities to 5/1/02
                               Call @ 102, 7.750% due 5/1/27 (c)                 2,142,500
                                                                                16,482,163
Georgia -- 0.8%
       2,000,000  A3*    Private Colleges & Universities Authority
                           Revenue, (Mercer University Project),
                           Series A, 5.250% due 10/1/25                          1,840,000
       1,000,000  BBB-   Savannah GA, EDA Revenue, College of
                           Art & Design Inc., 6.900% due 10/1/29                 1,045,000
------------------------------------------------------------------------------------------
                                                                                 2,885,000
------------------------------------------------------------------------------------------
Hawaii -- 0.5%
       2,000,000  A      Hawaii State Department of Budget & Finance,
                           Special Purpose Revenue, Kaiser Permanente,
                           Series A, 5.100% due 3/1/14                           1,852,500
------------------------------------------------------------------------------------------
Illinois -- 5.5%
       2,000,000   AAA   Chicago, IL Water Revenue, FGIC-Insured,
                           5.250% due 11/1/27                                    1,892,500
                         Illinois Health Facilities Authority Revenue:
       2,000,000   Aaa*    Memorial Health Systems, MBIA-Insured,
                             5.250% due 10/1/18                                  1,920,000
       8,000,000  A        OSF Healthcare Systems,
                             6.250% due 11/15/29                                 7,940,000
       4,000,000   AAA   Illinois State GO, FGIC-Insured,
                           5.250% due 12/1/20                                    3,845,000

                                                  See Notes to
                                                  Financial Statements.

                                   [GRAPHIC]

                                   [GRAPHIC]
                            Schedule of Investments
                    August 31, 2000 (unaudited)(continued)

      Face
      Amount    Rating(a)             Security                                      Value
===========================================================================================
Illinois -- 5.5% (continued)
$     5,000,000   AAA    Illinois State GO, MBIA-Insured,
                           5.625% due 6/1/25                             $       5,012,500
------------------------------------------------------------------------------------------
                                                                                20,610,000
------------------------------------------------------------------------------------------
Indiana -- 1.4%
      5,000,000   A1*    Indiana Port Commission Revenue Refunding,
                           (Cargill Inc. Project), 6.875% due 5/1/12             5,256,250
------------------------------------------------------------------------------------------
Kentucky -- 0.8%
      3,000,000   AAA    Louisville & Jefferson County, KY Special
                           Facilities Revenue, 4.300% due 1/1/29 (b)(d)          3,000,000
------------------------------------------------------------------------------------------
Louisiana -- 1.6%
      5,500,000   A1*    Saint Martin Parish, LA Industrial Revenue,
                           (Cargill Inc. Project), 6.625% due 10/1/12            5,802,500
------------------------------------------------------------------------------------------
Maryland -- 0.8%
    10,000,000     NR    Maryland State Energy Financing
                           Administration, Solid Waste Disposal
                           Revenue, (Hagerstown Recycling Project),
                           9.000% due 10/15/16 (b)(e)                              900,000
     2,500,000     A     Maryland State Health & Higher Educational
                           Facilities Authority Revenue, Loyola College
                           Issue, 5.000% due 10/1/39                             2,234,375
------------------------------------------------------------------------------------------
                                                                                 3,134,375
------------------------------------------------------------------------------------------
Massachusetts -- 4.5%
     2,000,000    AA+    Massachusetts Bay Transportation Authority,
                           Sales Tax Revenue, Series A,
                           5.500% due 7/1/30                                     1,967,500
     2,000,000    Aaa*   Massachusetts State College Building Authority
                           Revenue, Series 1, MBIA-Insured,
                           5.375% due 5/1/39                                     1,902,500
     1,000,000    AAA    Massachusetts State Health & Educational
                           Facilities Authority Revenue, (Northeastern
                           University Project), Series I, MBIA-Insured,
                           5.000% due 10/1/29                                      902,500
     2,000,000    AAA    Massachusetts State HFA, Housing
                           Development, Series B, MBIA-Insured,
                           5.300% due 12/1/17                                    1,972,500
     5,000,000    AAA    Massachusetts State Turnpike Authority,
                           Metropolitan Highway System Revenue,
                           Subseries A, AMBAC-Insured,
                           4.750% due 1/1/34                                     4,306,250

                                                       See Notes to
                                                       Financial Statements.
                                   [GRAPHIC]

                                   [GRAPHIC]
                            Schedule of Investments
                    August 31, 2000 (unaudited)(continued)

      Face
      Amount      Rating(a)          Security                                          Value
==============================================================================================
Massachusetts -- 4.5% (continued)
$        1,000,000   AAA    Massachusetts State Water Pollution
                              Abatement, New Bedford Project, Series A,
                              FGIC-Insured, 4.750% due 2/1/26               $          875,000
                            Massachusetts State Water Resource Authority:
         1,380,000   AAA      Series A, FSA-Insured, 4.750% due 8/1/27               1,202,325
         3,000,000   AAA      Series B, MBIA-Insured, 5.000% due 12/1/25             2,730,000
         1,025,000   AAA      Series C, MBIA-Insured, 5.250% due 12/1/20               990,406
----------------------------------------------------------------------------------------------
                                                                                    16,848,981
----------------------------------------------------------------------------------------------
Michigan -- 4.5%
         3,300,000   AAA    Ferris State, University of Michigan Revenue,
                              AMBAC-Insured, 5.000% due 10/1/23                      3,069,000
                            Michigan State COP, AMBAC-Insured:
         2,345,000   AAA      5.500% due 6/1/19                                      2,345,000
         4,000,000   AAA      5.500% due 6/1/27                                      3,955,000
         8,000,000    NR    Michigan State Strategic Fund Resources
                              Recovery, Limited Obligation Revenue,
                              Central Wayne Energy Recovery L.P.,
                              Series A, 7.000% due 7/1/27 (b)                        7,290,000
----------------------------------------------------------------------------------------------
                                                                                    16,659,000
----------------------------------------------------------------------------------------------
Minnesota -- 1.4%
         2,500,000   A1*    Duluth, MN IDA, Seaway Port Authority,
                              Dock & Wharf Revenue, (Cargill Inc.
                              Project), 6.800% due 5/1/12                            2,621,875
         1,000,000   AAA    Minneapolis & St. Paul, MN Community
                              Airport Revenue, Series A, FGIC-Insured,
                              5.125% due 1/1/25                                        942,500
           525,000   A2*    Minnesota State Higher Education Facilities
                              Authority Revenue, University of St. Thomas
                              Education, Series 4-P, 5.375% due 4/1/18                 511,875
         1,225,000   AA+    Minnesota State Housing Financing Agency,
                              Single-Family Mortgage, Series I,
                              5.500% due 1/1/17                                      1,232,656
----------------------------------------------------------------------------------------------
                                                                                     5,308,906
----------------------------------------------------------------------------------------------
Missouri -- 1.5%
         6,000,000   AAA    Kansas City, MO Municipal Assistance,
                              Leasehold-H-Roe Bartle, Series A,
                              MBIA-Insured, 5.000% due 4/15/20                       5,655,000
----------------------------------------------------------------------------------------------


                                                  See Notes to
                                                  Financial Statements.

                                   [GRAPHIC]

                                   [GRAPHIC]
                            Schedule of Investments
                    August 31, 2000 (unaudited)(continued)

      Face
      Amount      Rating(a)          Security                                          Value
==============================================================================================
Montana -- 2.1%
$        8,000,000    NR    Montana State Board Investment Resource
                              Recovery Revenue, (Yellowstone Energy
                              L.P. Project), 7.000% due 12/31/19 (b)       $        7,740,000
----------------------------------------------------------------------------------------------
New Jersey -- 3.8%
         5,200,000    A+    Hudson County, NJ Improvement Authority,
                              6.625% due 8/1/25                                     5,395,000
         1,500,000   AAA    Middlesex County, NJ COP, Refunding,
                              MBIA-Insured, 5.000% due 2/15/19                      1,413,750
         5,000,000    A+    New Jersey Health Care Facilities
                              Financing Authority Revenue,
                              Robert Wood Johnson University Hospital,
                              5.700% due 7/1/20                                     4,950,000
         2,395,000   AA-    New Jersey State Highway Authority,
                              Garden State Parkway General Revenue,
                              5.625% due 1/1/30                                     2,412,962
----------------------------------------------------------------------------------------------
                                                                                   14,171,712
----------------------------------------------------------------------------------------------
New Mexico -- 0.5%
         1,980,000   AAA    New Mexico Mortgage Financing Authority,
                              Single Family Mortgages, Series D-3,
                              5.625% due 9/1/28                                     1,967,625
New York -- 6.6%
         3,000,000   AAA    Metropolitan Transit Authority, NY
                              Transportation Facilities Revenue, Series B,
                              FGIC-Insured, 4.750% due 7/1/26                       2,621,250
         3,000,000   AAA    Nassau Health Care Corporation, NY Health
                              Systems Revenue, Nassau County
                              Guaranteed, FSA-Insured,
                              5.750% due 8/1/29                                     3,022,500
           200,000   AAA    New York City, NY GO, Subseries E5,
                              LOC Morgan Guaranty Trust,
                              4.300% due 8/1/10 (d)                                   200,000
         3,000,000   AAA    New York City, NY Transit Authority,
                              Metropolitan Transportation Authority,
                              Triborough Bridge, Series A,
                              AMBAC-Insured, 5.250% due 1/1/29                      2,838,750
                            New York City, NY Transitional Finance
                              Authority Revenue, Future Tax Secured:
         2,000,000    AA        Series B, 4.750% due 11/1/17                        1,830,000
         5,450,000    AA        Series C, 5.500% due 11/1/29                        5,361,438
         2,000,000   AAA        Series C, FGIC-Insured, 5.000% due 5/1/17           1,912,500


                                                  See Notes to
                                                  Financial Statements.

                                   [GRAPHIC]

                                   [GRAPHIC]
                            Schedule of Investments
                    August 31, 2000 (unaudited)(continued)

      Face
      Amount      Rating(a)          Security                                          Value
==============================================================================================
New York -- 6.6% (continued)
$      1,000,000     AAA    New York State Medicare Mental
                              Health Services, FGIC-Insured,
                               5.250% due 2/15/19                                $    961,250
       3,000,000     AAA    New York State Thruway Authority
                              Highway & Bridge Revenue, Series B-1,
                              FGIC-Insured, 5.400% due 4/1/17                       3,003,750
       3,000,000     Aa3*   Triborough Bridge & Tunnel Authority of
                              NY, Series A, General Purpose,
                              5.000% due 1/1/24                                     2,760,000
----------------------------------------------------------------------------------------------
                                                                                   24,511,438
----------------------------------------------------------------------------------------------
Ohio -- 5.9%
       2,000,000     AAA    Akron, OH Economic Development,
                              MBIA-Insured, 5.000% due 12/1/18                      1,917,500
       2,000,000     AAA    Cuyahoga County, OH Hospital Revenue
                              Refunding, University Hospitals Health
                              System Inc., AMBAC-Insured,
                              5.000% due 1/15/30                                    1,957,500
       1,750,000     AAA    Hamilton County, OH Sales Tax Revenue,
                              (Hamilton County Football Project),
                               Series B, MBIA-Insured, 5.000% due 12/1/27           1,616,563
       4,000,000     AAA    Lucas County, OH Hospital Revenue,
                              Promedia Healthcare Obligation Group,
                              AMBAC-Insured, 5.375% due 11/15/29                    3,845,000
       3,025,000     Aaa*   Muskingum County, OH GO, Refunding,
                              County Facilities Improvement,
                              MBIA-Insured, 5.125% due 12/1/19                      2,926,687
       1,375,000     AAA    Ohio State Higher Educational Facility
                              Commission Revenue, (University of
                              Dayton Project), AMBAC-Insured,
                              5.500% due 12/1/25                                    1,373,281
       1,645,000     AAA    Ohio State Water Development Authority
                              Revenue, Fresh Water, Series A, FSA-Insured,
                              5.000% due 6/1/16                                     1,597,706
       5,320,000     AAA    Portage County, OH GO, MBIA-Insured,
                              5.250% due 12/1/17                                    5,280,100
       1,500,000     AAA    Warrensville Heights, OH City School District,
                              School Improvements, FGIC-Insured,
                              5.625% due 12/1/20                                    1,530,000
----------------------------------------------------------------------------------------------
                                                                                   22,044,337
----------------------------------------------------------------------------------------------


                                                  See Notes to
                                                  Financial Statements.


                                   [GRAPHIC]

                                  [GRAPHIC]
                            Schedule of Investments
                    August 31, 2000 (unaudited)(continued)

      Face
      Amount      Rating(a)          Security                                          Value
==============================================================================================
Pennsylvania -- 2.7%
$      3,500,000     AAA    Montgomery County, PA Higher Education &
                              Health Authority Revenue, Holy Redeemer
                              Health, Series A, AMBAC-Insured,
                              5.250% due 10/1/17                          $      3,412,500
       5,000,000     AAA    Pennsylvania State Higher Educational
                              Facilities
                              Authority Revenue, Temple University,
                              Series 1, MBIA-Insured, 5.000% due 4/1/29          4,568,750
       2,500,000     AA-    Saint Mary Hospital Authority, Bucks County
                              Catholic Health Initiatives, Series A,
                              5.000% due 12/1/18                                 2,268,750
----------------------------------------------------------------------------------------------
                                                                                10,250,000
----------------------------------------------------------------------------------------------
South Carolina -- 0.9%
       2,000,000     A3*    Myrtle Beach, SC COP, Myrtle Beach
                              Convention Center, (Pre-Refunded -- Escrowed
                              with U.S. government securities to 7/1/02
                              Call @ 102), 6.875% due 7/1/07 (c)                 2,125,000
       1,140,000     AAA    Piedmont, SC Municipal Power Agency,
                              Electric Revenue Refunding, Series A,
                              MBIA-Insured, 4.875% due 1/1/16                    1,085,850
----------------------------------------------------------------------------------------------
                                                                                 3,210,850
----------------------------------------------------------------------------------------------
Tennessee -- 2.1%
       1,150,000      NR    Hardeman County, TN Correctional Facilities
                              Corp., 7.750% due 8/1/17                           1,214,688
       4,100,000     AA+    Shelby County, TN GO, Refunding,
                              Series A, 5.000% due 3/1/20                        3,823,250
       3,000,000     AA+    Tennessee State GO, Series A,
                              5.250% due 3/1/17                                  2,985,000
----------------------------------------------------------------------------------------------
                                                                                 8,022,938
----------------------------------------------------------------------------------------------
Texas -- 16.2%
       6,000,000     AAA    Aledo, TX GO, Refunding, PSFG,
                              5.000% due 2/15/29                                 5,415,000
       1,500,000     AAA    Austin, TX ISD, GO, PSFG, 5.125% due 8/1/16          1,464,375
       3,990,000     Aaa*   Azle, TX ISD, GO, PSFG, Series C,
                              5.000% due 2/15/22                                 3,695,738
       2,000,000     AAA    Bexar County, TX Health Facilities
                              Development Corp. Revenue, Baptist
                              Health Systems, Series A, MBIA-Insured,
                              5.250% due 11/15/27                                1,880,000


                                                  See Notes to
                                                  Financial Statements.
                                  [GRAPHIC]

                                   [GRAPHIC]
                             Schedule of Investments
                     August 31, 2000 (unaudited)(continued)

      Face
      Amount      Rating(a)          Security                                          Value
==============================================================================================
Texas -- 16.2% (continued)
                            Brazos River Authority:
$       10,840,000   AAA    Houston Industrial Income Project, Series A,
                              AMBAC-Insured, 5.125% due 5/1/19              $      10,352,200
         4,000,000   Aa3*   PCR, Utility Electric Co., Series C,
                              5.550% due 6/1/30 (b)                                 3,735,000
         2,000,000   AAA    Brownsville, TX Utility Systems Revenue,
                              AMBAC-Insured, 5.250% due 9/1/20                      1,927,500
         1,160,000   AAA    Burleson, TX ISD, GO, PSFG,
                              6.750% due 8/1/24                                     1,248,450
                            Fort Worth, TX International Airport
                              Facility Improvement Corp. Revenue,
                              American Airlines Inc. Project:
         8,000,000  Baa1*       6.375% due 5/1/35                                   7,830,000
         2,000,000  Baa1*       Series A, 5.950% due 5/1/29 (b)                     2,012,500
         2,000,000  Baa1*       Series B, 6.050% due 5/1/29 (b)                     2,017,500
         2,480,000   Aaa*   Frisco, TX ISD, PSFG, 5.375% due 8/15/18                2,458,300
         3,900,000   AAA    Harris County, TX GO, Toll Road,
                              Sr. Lien, FGIC-Insured, 5.375% due 8/15/20            3,836,625
                            Harris County, TX Health Facilities,
                              Development Corp., Hospital Revenue:
         1,000,000   AAA        School Health Care Systems, Series B,
                                5.750% due 7/1/27                                   1,026,250
         3,000,000    AA      Texas Children's Hospital Project, Series A,
                                5.250% due 10/1/19                                  2,778,750
         1,000,000   AAA    Matagorda County, TX Navigation, District
                              No.1, Reliant Energy Inc., Series A,
                              AMBAC-Insured, 5.250% due 6/1/26                        948,750
         2,000,000   AAA    Nueces River Authority, Texas Water Supply
                              Facilities, FSA-Insured, 5.500% due 3/1/27            1,965,000
         6,000,000   AAA    Texas Water Development Board Revenue,
                              State Revolving Fund, Sr. Lien, Series B,
                              5.000% due 7/15/19                                    5,662,500
----------------------------------------------------------------------------------------------
                                                                                   60,254,438
----------------------------------------------------------------------------------------------
Virgin Islands - 0.3%
         1,000,000   BBB-   Virgin Islands, PFA Revenue, Sr. Lien, Series A,
                              5.500% due 10/1/22                                      936,250


                                                  See Notes to
                                                  Financial Statements.

                                   [GRAPHIC]

                                  [GRAPHIC]
                            Schedule of Investments
                    August 31, 2000 (unaudited)(continued)

      Face
      Amount      Rating(a)          Security                                          Value
==============================================================================================
Virginia -- 2.3%
$        4,700,000   A2*    Harrisonburg, VA Redevelopment & Housing
                              Authority, (Jail & Courthouse Project),
                              Public Facilities Lease Revenue,
                              6.500% due 9/1/14                             $       4,795,551
                            Virginia State HDA, Multi-Family Housing:
         1,655,000   AA+      Series D, 6.250% due 1/1/15                           1,725,337
         1,235,000   AAA      Series H, AMBAC-Insured,
                                6.300% due 11/1/15                                  1,298,294
           600,000   AA+      Series K, 5.800% due 11/1/10                            628,500
----------------------------------------------------------------------------------------------
                                                                                    8,447,682
----------------------------------------------------------------------------------------------
Washington -- 4.8%
                            Chelan County, WA GO, Public Utilities,
                              District No. 1, Columbus River Rock,
                              MBIA-Insured:
                                Series A:
        20,685,000   AAA          Zero coupon due 6/1/21                            6,334,781
        22,685,000   AAA          Zero coupon due 6/1/22                            6,550,294
         4,750,000    AA        Series B, Remarketed 7/1/92, Mandatory
                                  put 7/1/19, 6.750% due 7/1/62 (b)                 4,916,250
----------------------------------------------------------------------------------------------
                                                                                   17,801,325
----------------------------------------------------------------------------------------------
Wisconsin -- 2.2%
         4,070,000    AA    Wisconsin State GO, Series B,
                              6.600% due 1/1/22 (b)                                 4,146,312
                            Wisconsin State Health & Educational
                              Facilities Authority Revenue, MBIA-Insured:
         3,000,000   AAA        Aurora Health Care Inc.,
                                  5.250% due 8/15/17                                2,921,250
         1,100,000    A       Kenosha Hospital & Medical Center
                                Project, 5.700% due 5/15/20                         1,021,625
           250,000   AAA      The Medical College of Wisconsin Inc.
                                Project, MBIA-Insured,
                                5.400% due 12/1/16                                    250,938
----------------------------------------------------------------------------------------------
                                                                                    8,340,125
----------------------------------------------------------------------------------------------


                                             See Notes to
                                             Financial Statements.
                                  [GRAPHIC]

                                  [GRAPHIC]
                             Schedule of Investments
                     August 31, 2000 (unaudited)(continued)

      Face
      Amount      Rating(a)          Security                                          Value
==============================================================================================
Wyoming -- 0.2%
$      600,000       AA+   Uinta County, WY PCR,
                             (Amoco Project), 4.300% due 7/1/26 (d)       $         600,000
----------------------------------------------------------------------------------------------
                           TOTAL INVESTMENTS -- 100%
                           (Cost-- $373,526,941**)                        $     372,941,214
==============================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(b) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Pre-Refunded bonds escrowed by U.S. government securities and bonds escrowed to maturity by U.S. government securities are considered by the investment adviser to be triple-A rated even if issuer has not applied for new ratings.
(d) Variable rate obligation at par on demand at any time on no more than seven days notice.
(e)  Security is in default.
**   Aggregate cost for Federal income tax purposes is substantially the same.

See pages 19 and 20 for definitions of ratings and certain security descriptions.




                                                  See Notes to
                                                  Financial Statements.
                                  [GRAPHIC]

                                   [GRAPHIC]
                   Summary of Investments by Combined Ratings
                           August 31, 2000 (unaudited)

                                                               Percentage of
Moody's            and/or           Standard & Poor's       Total Investments
--------------------------------------------------------------------------------
   Aaa                                       AAA                  52.9%
   Aa                                        AA                   12.9
    A                                         A                   21.6
   Baa                                       BBB                   5.6
   Ba                                        BB                    1.1
   NR                                        NR                    5.9
                                                                 -----
                                                                 100.0%
                                                                 =====


                                   [GRAPHIC]

                                   [GRAPHIC]
                                 Bond Ratings
                                  (unaudited)



The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard and Poor's") -- Ratings from "AA" to "BBB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA -- Bonds rated "AAA" have the highest rating assigned by Standard & Poor's.
       Capacity to pay interest and repay principal is extremely strong.

AA -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.

A   -- Bonds rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB -- Bonds rated "BB" and "B" are regarded, on balance, as predominantly and B speculative with and B respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "B" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa," where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa  -- Bonds rated "Aa" are judged to be of high quality by all standards.
       Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A   -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa -- Bonds rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba -- Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate thereby not well safeguarded during both good and bad times over the future.
       Uncertainty of position characterizes bonds in this class.

NR  -- Indicates that the bond is not rated by Standard & Poor's or Moody's.

                                   [GRAPHIC]

                                   [GRAPHIC]
                           Short-Term Security Ratings
                                   (unaudited)

SP-1 -- Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1 -- Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1 -- Moody's highest rating for issues having a demand feature -- VRDO.

P-1 -- Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

                              Security Descriptions
                                   (unaudited)


ABAG          --  Association of Bay Area Governments
AIG           --  American International Guaranty
AMBAC         --  AMBAC Indemnity Corporation
BAN           --  Bond Anticipation Notes
BIG           --  Bond Investors Guaranty
CDA           --  Community Development Administration
CGIC          --  Capital Guaranty Insurance Company
CHFCLI        --  California Health Facility Construction Loan Insurance
COP           --  Certificate of Participation
EDA           --  Economic Development Authority
ETM           --  Escrowed To Maturity
FAIRS         --  Floating Adjustable Interest Rate Securities
FGIC          --  Financial Guaranty Insurance Company
FHA           --  Federal Housing Administration
FHLMC         --  Federal Home Loan Mortgage Corporation
FNMA          --  Federal National Mortgage Association
FRTC          --  Floating Rate Trust Certificates
FSA           --  Financial Security Assurance
GIC           --  Guaranteed Investment Contract
GNMA          --  Government National Mortgage Association
GO            --  General Obligation
HDC           --  Housing Development Corporation
HDA           --  Housing Development Authority
HFA           --  Housing Finance Authority
IDA           --  Industrial Development Authority
IDB           --  Industrial Development Board
IDR           --  Industrial Development Revenue
INFLOS        --  Inverse Floaters
ISD           --  Independent School District
LOC           --  Letter of Credit
MBIA          --  Municipal Bond Investors Assurance Corporation
MVRICS        --  Municipal Variable Rate Inverse Coupon Security
PCR           --  Pollution Control Revenue
PFA           --  Public Finance Authority
PSFG          --  Permanent School Fund Guaranty
RAN           --  Revenue Anticipation Notes
RIBS          --  Residual Interest Bonds
RITES         --  Residual Interest Tax-Exempt Securities
TAN           --  Tax Anticipation Notes
TECP          --  Tax Exempt Commercial Paper
TOB           --  Tender Option Bonds
TRAN          --  Tax and Revenue Anticipation Notes
SYCC          --  Structured Yield Curve Certificate
VAN           --  Veterans Administration
VRDD          --  Variable Rate Daily Demand
VRWE          --  Variable Rate Wednesday Demand

                                   [GRAPHIC]

                                   [GRAPHIC]
                       Statement of Assets and Liabilities
                                   (unaudited)

                                                                 August 31, 2000
================================================================================
ASSETS:
  Investments, at value (Cost -- $373,526,941)                    $ 372,941,214
  Receivable for securities sold                                         20,000
  Interest receivable                                                 4,728,255
--------------------------------------------------------------------------------
  Total Assets                                                      377,689,469
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                    5,866,283
  Dividends payable                                                     389,503
  Payable to bank                                                       229,141
  Investment advisory fees payable                                      163,326
  Accrued expenses                                                      146,735
--------------------------------------------------------------------------------
  Total Liabilities                                                   6,794,988
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 370,894,481
================================================================================
NET ASSETS:
  Par value of capital shares                                     $      32,007
  Capital paid in excess of par value                               389,019,305
  Undistributed net investment income                                    75,327
  Accumulated net realized loss from security transactions         (17,646,431)
  Net unrealized depreciation of investments                          (585,727)
TOTAL NET ASSETS
  (Equivalent to $11.59 a share on 32,007,444 shares of $0.001
  par value outstanding; 500,000,000 shares authorized)           $ 370,894,481
================================================================================


                                                  See Notes to
                                                  Financial Statements.

                                   [GRAPHIC]

                                   [GRAPHIC]
                             Statement of Operations
                                   (unaudited)
                                                                   Three Months
                                                                      Ended
                                                                 August 31, 2000
================================================================================
INVESTMENT INCOME:
   Interest                                                       $   5,492,369
EXPENSES:
   Investment advisory fees (Note 3)                                    639,653
   Administration fees (Note 3)                                         182,758
   Shareholder communications                                            72,514
   Audit and legal                                                       24,061
   Registration fees                                                     10,245
   Directors' fees                                                        8,411
   Shareholder and system servicing fees                                  5,855
   Pricing service fees                                                   3,979
   Custody                                                                3,868
   Other                                                                  4,437
   Total Expenses                                                       955,781
   Less: Investment advisory fee waiver (Note 3)                       (288,440)
--------------------------------------------------------------------------------
   Net Expenses                                                         667,341
--------------------------------------------------------------------------------
Net Investment Income                                                 4,825,028
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS (NOTE 4):
   Realized Loss From Security Transactions
   (excluding short-term securities):
     Proceeds from sales                                             54,707,359
     Cost of securities sold                                         54,786,321
--------------------------------------------------------------------------------
   Net Realized Loss                                                    (78,962)
--------------------------------------------------------------------------------
   Change in Net Unrealized Depreciation of Investments:
     Beginning of period                                            (21,452,306)
     End of period                                                     (585,727)
--------------------------------------------------------------------------------
   Decrease in Net Unrealized Depreciation                           20,866,579
--------------------------------------------------------------------------------
Net Gain on Investments                                              20,787,617
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                            $  25,612,645
================================================================================


                                                  See Notes to
                                                  Financial Statements.

                                   [GRAPHIC]

                                   [GRAPHIC]
                       Statements of Changes in Net Assets

                                          Three Months Ended
                                           August 31, 2000         Year Ended
                                              (unaudited)         May 31, 2000
================================================================================
OPERATIONS:
  Net investment income                    $    4,825,028      $    19,479,496
  Net realized loss                               (78,962)          (9,430,070)
  (Increase) decrease in net
    unrealized depreciation                    20,866,579          (29,682,317)
--------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets
    From Operations                            25,612,645          (19,632,891)
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 2):
  Net investment income                        (4,802,787)         (20,135,597)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders              (4,802,787)         (20,135,597)
--------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 8):
  Treasury stock acquired                      (2,037,400)         (22,522,813)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Fund Share Transactions                    (2,037,400)         (22,522,813)
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets              18,772,458          (62,291,301)
NET ASSETS:
  Beginning of period                         352,122,023          414,413,324
--------------------------------------------------------------------------------
  End of period*                           $  370,894,481      $   352,122,023
================================================================================
  * Includes undistributed net
     investment income of:                 $       75,327      $        53,086
================================================================================



                                                  See Notes to
                                                  Financial Statements.
                                   [GRAPHIC]

                                   [GRAPHIC]
                          Notes to Financial Statements
                                   (unaudited)



     1.   Significant Accounting Policies

     Managed Municipals Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (d) gains or losses on sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on an accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.



     2.   Exempt-Interest Dividends and Other Distributions

     The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

     Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

                                   [GRAPHIC]

                                   [GRAPHIC]
                          Notes to Financial Statements
                             (unaudited) (continued)

     3. Investment Advisory Agreement, Administration Agreement and Other Transactions

     SSB Citi Fund Management LLC ("SSBC"), a subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), which, in turn, is a subsidiary of Citigroup Inc., acts as investment adviser to the Fund. The Fund pays SSBC a fee calculated at an annual rate of 0.70% of the average daily net assets of the Fund. This fee is calculated daily and paid monthly. For the three months ended August 31, 2000, SSBC waived $288,440 of its investment advisory fee.

     SSBC also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets; this fee is calculated daily and paid monthly.

     All officers and one Director of the Fund are employees of Salomon Smith Barney Inc., another subsidiary of SSBH.


     4.   Investments

     For the three months ended August 31, 2000, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                         $   53,807,725
--------------------------------------------------------------------------------
Sales                                                                 54,707,359
================================================================================

     At August 31, 2000, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:


================================================================================
Gross unrealized appreciation                                     $  12,057,564
Gross unrealized depreciation                                       (12,643,291)
--------------------------------------------------------------------------------
Net unrealized depreciation                                       $    (585,727)
================================================================================


     5.   Futures Contracts

     Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized


                                   [GRAPHIC]

                                   [GRAPHIC]
                          Notes to Financial Statements
                             (unaudited) (continued)

as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.


     The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

     At August 31, 2000, the Fund had no open futures contracts.


     6.   Securities Traded on a When-Issued Basis

     In a when-issued transaction, the Fund commits to purchasing securities for which specific information is not yet known at the time of the trade. Securities purchased on a when-issued basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, the custodian maintains cash, U.S. government securities or other liquid high grade debt obligations in a segregated account equal in value to the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

     At August 31, 2000, the Fund did not hold any when-issued securities.


     7.  Capital Loss Carryforward

     At May 31, 2000, the Fund had, for Federal income tax purposes, approximately $16,204,000 of unused capital loss carryforwards available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. Expirations occur on May 31, of the years below:


                                         Total          2007          2008
================================================================================
Carryforward Amounts                $  16,204,000   $ 2,565,000   $ 13,639,000
================================================================================

     8.   Capital Shares

     At August 31, 2000, the Fund had 500,000,000 shares of common stock authorized with a par value of $0.001 per share.

     On June 21, 1999, the Fund commenced a share repurchase plan. Since the inception of the repurchase plan, the Fund repurchased 2,599,500 shares with a total cost of $24,560,219. For the three months ended August 31, 2000, the Fund repurchased 211,900 shares with a total cost of $2,037,400.


                                   [GRAPHIC]

                                   [GRAPHIC]
                             Financial Highlights

For a share of capital stock outstanding throughout each year ended May 31, except where noted:


                                    2000(1)        2000           1999            1998         1997               1996
======================================================================================================================
Net Asset Value,
   Beginning of Period          $     10.93   $   11.97    $     12.37      $    11.90    $   12.11      $       12.55
Income (Loss)
From Operations:
   Net investment income(2)            0.15        0.58           0.58            0.54         0.67               0.67
   Net realized and
     unrealized gain (loss)            0.65       (1.14)         (0.32)            0.83        0.08              (0.35)
Total Income (Loss)
   From Operations                     0.80       (0.56)          0.26            1.37         0.75               0.32
Gain From Repurchase
   of Treasury Stock                   0.01        0.12             --              --           --                 --
Less Distributions From:
   Net investment income              (0.15)      (0.60)         (0.54)          (0.61)       (0.66)             (0.75)
   Net realized gains                    --          --          (0.12)          (0.29)       (0.30)             (0.01)
Total Distributions                   (0.15)      (0.60)         (0.66)          (0.90)       (0.96)             (0.76)
Net Asset Value,
   End of Period                 $    11.59    $  10.93     $    11.97       $   12.37    $   11.90      $       12.11
Total Return,
   Based on Market Value(3)            8.97%++    (3.88)%         0.11%           2.08%        7.89%              8.26%
Total Return,
   Based on Net Asset Value(3)         7.65%++    (2.82)%         2.66%          12.14%        6.59%              2.79%
Net Assets,
   End of Period (millions)      $      371         352     $      414       $     428    $     411      $         418
Ratios to Average Net Assets:
   Expenses(2)                         0.73%+      0.89%          0.94%           0.99%        1.00%              1.00%
   Net investment income               5.26+       5.19           4.72            4.35         5.56               5.35
Portfolio Turnover Rate                  15%         35%            23%             87%         113%                45%
Market Value, End of Period      $   10.063    $  9.375     $   10.375       $  11.000    $  11.625      $      11.690
========================================================================================================================

(1)  For the three months ended August 31, 2000 (unaudited).

(2) The investment adviser and administrator waived a portion of their fees for the three months ended August 31, 2000 and the years ended May 31, 2000 and 1999. If such fees were not waived, the per share decreases in net investment income and actual expense ratios would have been as follows:


              Per share decreases in   Expenses ratios
              net investment income    without fee waivers
              ---------------------    -------------------
2000(1)              $  0.01                  1.04%+
2000                    0.02                  1.04
1999                    0.01                  1.02


(3) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.

++ Total return is not annualized, as it may not be representative of the total return for the year.

+    Annualized.

                                   [GRAPHIC]

                                   [GRAPHIC]
                         Quarterly Results of Operations
                                   (unaudited)


                                                                         Net Realized and            Net Increase
                                                                             Unrealized               (Decrease) in
                         Investment               Net Investment          Gain (Loss) on            Net Assets From
                           Income                   Income                  Investments               Operations
                 -----------------------    ----------------------   -----------------------   ---------------------------
                                    Per                       Per                      Per                           Per
Quarter Ended        Total         Share          Total      Share       Total         Share       Total            Share
==========================================================================================================================
August 31,
   1998          $ 6,731,153     $  0.19    $   5,618,898  $  0.16   $   2,807,927    $ 0.09   $   8,426,825    $    0.25
November 30,
   1998            5,825,421        0.17        4,996,967     0.15        (967,184)    (0.04)      4,029,783         0.11
February 28,
   1999            5,747,605        0.17        4,793,284     0.14      (3,630,173)    (0.10)      1,163,111         0.04
May 31,
   1999            5,833,696        0.17        4,727,020     0.13      (9,382,888)    (0.27)     (4,655,868)       (0.14)
August 31,
   1999            5,956,315        0.17        4,886,948     0.14     (21,881,042)    (0.63)    (16,994,094)       (0.49)
November 30,
   1999            5,682,571        0.17        4,704,078     0.14      (9,921,954)    (0.29)     (5,217,876)       (0.15)
February 29,
   2000            7,707,536        0.24        6,974,895     0.21      (9,092,864)    (0.28)     (2,117,969)       (0.07)
May 31,
   2000            3,482,977        0.11        2,913,575     0.09       1,783,473      0.06       4,697,048         0.15
August 31,
   2000            5,492,369        0.17        4,825,028     0.15      20,787,617      0.65      25,612,645         0.80
==========================================================================================================================


                                   [GRAPHIC]

                                   [GRAPHIC]
                                 Financial Data
                                    (unaudited)

For a share of capital stock outstanding throughout each period:


                               NYSE           Net                    Dividend
Record         Payable         Closing        Asset    Dividend    Reinvestment
Date           Date            Price+        Value+      Paid         Price
================================================================================
 6/23/98        6/26/98   $   11.000    $    12.32   $    0.050   $    11.10
 7/28/98        7/31/98       10.875         12.30        0.048        10.84
 8/25/98        8/28/98       10.875         12.41        0.048        11.05
 9/22/98        9/25/98       11.375         12.48        0.049        11.57
 10/27/98      10/30/98       11.4375        12.44        0.049        11.58
 11/23/98      11/27/98       11.750         12.42        0.049        11.59
12/21/98*      12/24/98       11.313         12.32        0.118        11.27
 1/26/99        1/29/99       10.938         12.37        0.049        11.04
 2/23/99        2/26/99       10.875         12.31        0.049        10.89
 3/23/99        3/26/99       10.750         12.22        0.049        10.72
 4/27/99        4/30/99       10.500         12.18        0.049        10.46
 5/25/99        5/28/99       10.375         12.01        0.049        10.52
 6/22/99        6/25/99       10.563         11.67        0.050        10.61
 7/27/99        7/30/99       10.063         11.67        0.050        10.03
 8/24/99        8/27/99        9.813         11.29        0.050         9.95
 9/21/99        9/24/99        9.688         11.24        0.050         9.70
 10/26/99      10/29/99        9.625         10.85        0.050        10.85
 11/22/99      11/26/99        9.563         11.08        0.050         9.25
 12/27/99      12/30/99        9.000         10.90        0.050         9.10
 1/26/00        1/28/00        9.563         10.76        0.050         9.48
 2/22/00        2/25/00        9.500         10.85        0.050         9.52
 3/28/00        3/31/00        9.313         11.18        0.050         9.46
 4/25/00        4/28/00        9.313         11.14        0.050         9.36
 5/23/00        5/26/00        9.188         10.79        0.050         9.33
 6/27/00        6/30/00        9.750         11.20        0.050         9.91
 7/25/00        7/28/00        9.688         11.37        0.050         9.89
 8/22/00        8/25/00       10.000         11.54        0.050        10.04
================================================================================

 + As of record date.

 * Capital gain distribution.

                                   [GRAPHIC]

                                   [GRAPHIC]
                           Dividend Reinvestment Plan
                                   (unaudited)


     Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.

     The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

     If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record



                                   [GRAPHIC]

                                   [GRAPHIC]
                           Dividend Reinvestment Plan
                             (unaudited) (continued)

date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

     PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by PFPC in uncertificated form in the name of the Plan participant.

     Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

     Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by PFPC, with the Fund's prior written consent, on at least 30 days' written notice to Plan participants. All correspondence concerning the plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.



                       -----------------------------------

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.


                                   [GRAPHIC]

                               Managed Municipals
                                 Portfolio Inc.

Directors

Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman

Charles F. Barber, Emeritus


Officers

Heath B. McLendon
President and
Chief Executive Officer


Lewis E. Daidone
Senior Vice President
and Treasurer


Joseph P. Deane
Vice President and
Investment Officer


David Fare
Investment Officer


Paul A. Brook
Controller


Christina T. Sydor
Secretary

Investment Adviser and
Administrator

SSB Citi Fund Management LLC
388 Greenwich Street
New York, New York 10013


Transfer Agent

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030


Custodian

PFPC Trust Company
8800 Tinicom Blvd.
Suite 220
Philadelphia, Pennsylvania 19153


                                   [GRAPHIC]

          This report is only intended for shareholders of the Managed
          Municipals Portfolio Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.
                                  FD0776 10/00